SECURITIES AND EXCHANGE COMMISSION

            WASHINGTON, D.C. 20549



		FORM 8-K

	      CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): December 22,
2008

		CAL ALTA AUTO GLASS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada		     000-51227		      88-0448809
(State or Other   (Commission File	 (IRS Employer
Jurisdiction of     Number)		Identification Number)
Incorporation)

#8, 3927 Edmonton Trail, N.E., Calgary, Alberta   T2E 6T1
(Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (403) 291-
7020


 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



As used herein, the terms, "we," "us," "our," and the "Company" refers to Cal Alta Auto Glass, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

EXPLANATORY NOTE

This Form 8-K is being to confirm and further clarify that as referenced in the Securities Purchase Agreement that we filed on January 12, 2009, on December 22, 2008 we amended our Articles of
Incorporation to increase our authorized Common Stock and authorize Preferred Stock, as set forth below.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION

	A majority of our Common Stockholders of our outstanding
Common Stock approved an amendment to the Articles of Incorporation to amend Article V of our Articles of Incorporation to increase our authorized Common Stock to 250,000,000 shares
(par value $0.001) and to authorize 10,000,000 shares of Preferred Stock.

	The Amendment provides that the Preferred Stock may be issued in one or more series with such with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications and rights thereof as our Board of Directors may determine. As a result of this Amendment, our Board of Directors may, without obtaining the approval of our Common Stockholders, designate one or more series of Preferred Stock with such rights and privileges as the Board of Directors may determine.

	The Amendment follows similar prior action of our Board of Directors approving the same amendment to our Articles of Incorporation. We filed the Amendment to the Articles of Incorporation with the Nevada Secretary of State.

ITEM 7.01	REGULATION FD DISCLOSURE

	As stated above, we amended our Articles of Incorporation to amend Article V of our Articles of Incorporation to increase our authorized Common Stock to 250,000,000 shares (par value $0.001)
 and to authorize 10,000,000 shares of Preferred Stock.

	The Amendment provides that the Preferred Stock may be issued in one or more series with such with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications and rights thereof as our Board of Directors may determine. As a result of this Amendment, our Board of Directors may, without obtaining the approval of our Common Stockholders, designate one or more series of Preferred Stock with such rights and privileges as the Board of Directors may determine.

	The Amendment follows similar prior action of our Board of Directors approving the same amendment to our Articles of Incorporation. We filed the Amendment to the Articles of Incorporation with the Nevada Secretary of State.

	We are a small company with limited opportunities, limited managerial and financial resources, and a limited trading market for our Common Stock.


ITEM 7.01	REGULATION FD DISCLOSURE

	As stated above, we have entered into the Acquisition
Agreement effective December 30, 2008 and the Divestiture
Agreement effective December 31, 2008.

	Our management believes that these transactions will better serve the long-term interests of our Company but there can be no assurance that either of these transactions will prove to be successful or that our Company and our stockholders will gain any immediate or long-term benefit.

	We are a small company with limited opportunities, limited managerial and financial resources, and a limited trading market for our Common Stock.

(A)  Factors That May Affect Future Results

	In General. The purchase of shares of the Company's common stock is very speculative and involves a very high degree of risk. As a small company, our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)	The market price of our common stock may fluctuate
significantly.

	The market price of our common shares may fluctuate significantly in response to factors, many of which are beyond our control, such as:
*	the announcement of new technologies by us or our
competitors;
*	quarterly variations in our and our competitors'
results of operations;
*	changes in earnings estimates or recommendations
by securities  	analysts;
*	developments in our industry;
*	general market conditions and other factors,
including factors unrelated to our own operating
performance;
*	changing regulatory exposure, laws, rules and
regulations which may change; and
*	tax incentives and other changes in the tax code.

	Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)	Trading of our common stock is limited.

	Our Common Stock is traded only on the Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our common stock, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3)	Limited Financial Resources and Future Dilution

	We are a small company and we have limited financial resources. While we believe that we have some growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.


SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CAL ALTA AUTO GLASS, INC.






Date: March 6, 2009
By:
/s/ Kirk R. Reed

 Kirk R. Reed President


Exhibits:


10.24	Copy of Amendment to Articles of Incorporation